Exhibit 10.5

SECURITY AGREEMENT FOR TANGIBLE PERSONAL PROPERTY

THIS SECURITY AGREEMENT (hereinafter, with all amendments thereto, being referred to as “this Agreement”) dated April 27, 2016 is between CANNAVOICES, INC., (hereinafter referred to as "Borrower") and HIT SUM TO ME, LLC (hereinafter referred to as "Lender"), who state:

RECITAL

The Borrower and the Lender have agreed that the Borrower, Kevin Gillespie as Guarantor and Danny Hammett as Pledgor shall grant a security interest and other rights in and to the Collateral (as hereinafter defined) to the Lender in order to secure the Obligations described herein.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows.

Article 1. Defined Terms

Section 1.01 General Provisions about Definitions. The terms defined in this Article include the plural as well as the singular, and vice versa. All accounting terms not otherwise Defined herein have the meanings assigned to them, and all computations herein provided for shall be made in accordance with generally accepted accounting principles. All references in this instrument to designated “Articles,” “Sections,” and other subdivisions are to the designated Articles, Sections, and subdivisions of this instrument as originally executed. The terms, “herein”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision.

Section 1.02 Defined Terms. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms used in this Agreement that are defined in this Section have the meanings assigned to them in this Section.

(a) “Business Day” means any day other than a Saturday or Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of Florida and the United States.

(b) “Guarantor” shall mean any person who acts as a guarantor of the Promissory Note of even date herewith.

(c) “Governmental Authority” means any court or any federal, state municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign.

(d) “Lien” means and includes any mortgage, deed of trust, security deed, pledge lien, security interest, hypothecation, claim, assignment, deposit arrangement, easement, restriction, charge or encumbrance, and any other security device or preferential arrangement or any nature whatsoever.

(e) “Loan Documents” means this Agreement, the Promissory Note dated of even date herewith (the “Promissory Note”), and any other document or instrument now or hereafter evidencing, securing, guaranteeing, or executed in connection with any of the Obligations.

(f) “Obligations” has the meaning assigned to that term in Section 2.01.

(g) “Obligor” means and includes the Borrower and any other maker, endorser, surety, guarantor, or other person liable for the payment or performance of the obligations, or any part thereof.

(h) “Permitted Encumbrances” means the matters, if any, set forth on Exhibit A attached hereto and made a part hereof (if there is no Exhibit A, there are no Permitted Encumbrances).

(i) “Person” shall mean any natural person, corporation, partnership, joint venture, or other entity.

(j) “Pledgor” shall mean any person who, while not a Guarantor, has pledged Collateral as security hereunder.

(k) “Collateral” has the meaning to that in Section 2.02.

Article 2. Security Agreement.

Section 2.01 Obligations Secured. This Agreement is given to secure and shall secure the prompt payment of the following (collectively called the “Obligations”):

(a)         All amounts due by Borrower to the Lender now existing or hereafter incurred, contracted, or rising, or acquired by the Lender under the Promissory Note of same date; and

Section 2.02 Granting Clause and Collateral. As security for the Obligations, the Borrower, together with Kevin Gillespie and Danny Hammett as to their respective individual Common Stock interests in Cannavoices Inc. do hereby transfer, assign, and convey to the Lender, and grant to the Lender a security interest in, all of its rights, titles and interests in, to, and under the following Collateral of the Borrower, Kevin Gillespie and Danny Hammett, whether now owned or hereafter by any of the same, and whenever located (collectively, the “Collateral”):

(a)         100 Percent (100%) of the Common Stock in Cannavoices Inc. to be owned in the Pubco by Kevin Gillespie – 7,800,000 shares and Danny Hammett – 2,800,000 shares; and

(b)         All proceeds, distributions and products of any of the foregoing.

Notwithstanding anything herein which may be deemed to be the contrary, the parties agree that, absent the occurrence of an Event of Default hereunder and the failure to timely cure the same as provided for herein, Kevin Gillespie and Danny Hammett shall at all time have and retain the right and power to vote their respective shares of Cannavoices stock which are provided as Collateral hereunder.

No submission by the Borrower, Kevin Gillespie or by Danny Hammett to the Lender of a schedule or other particular identification of Collateral shall be necessary to vest in the Lender security title to and a security interest in each and every item of Collateral now existing or hereafter created and acquired, but rather such title and Security interest shall vest in the Lender immediately upon the creation or acquisition or any item of Collateral hereafter created or acquired, without the necessity for any other or further action by the Borrower, Kevin Gillespie, Danny Hammett or by the Lender.

Section 2.03 General Representations and Warranties. The Borrower, Kevin Gillespie and Danny Hammett, each respectively represent and warrant as follows:

(a)         The Kevin Gillespie and Danny Hammett are, respectively, the lawful and absolute owners of the Collateral identified above and each of the same has a good right to transfer, sell, assign, convey, and grant a security interest in the same under this Agreement; the Collateral is free and clear of all Liens other than Permitted Encumbrances; and each of Kevin Gillespie and Danny Hammett does hereby warrant and will forever defend the title to the Collateral unto the Lender, its successors and assigns, against the claims of all persons whomsoever, whether lawful or unlawful.

(b)         No financing statement covering any of the Collateral is on file at any public office except as identified in paragraph (a) above.

Section 2.04 General Covenants and Agreements. The Borrower, Kevin Gillespie and Danny Hammett each respectively covenant and agree with the Lender as follows:

(a)         The Collateral shall be kept at the principal place of business of Borrower or in the custody of the Lender, and said location shall not be changed without the prior written notice consent of the Lender.

(b)         The Borrower shall immediately advise the Lender in writing of any change in the location of its principal place of business the location of its chief executive office, or the places where the Collateral is kept.

(c)         Neither the Borrower, Kevin Gillespie or Danny Hammett will, without the prior consent of the Lender, grant any security interest in any of the Collateral to any Person other than the Lender, or permit any Lien to attach to any of the Collateral or any levy to be made thereon or any financing statement (other than those of the Lender) to be filed with respect thereto.

Article 3. Events of Default and Remedies.

Section 3.01 Events of Default. Upon the occurrence of any Event of Default under this Agreement or at any time thereafter, all of the Obligations with interest thereon, shall at once become due and payable at the option of the Lender. As used in this Agreement, the term “Event of Default” shall mean the occurrence or happening of any one or more of the following events, circumstances, or conditions:

(a)         any representation or warranty made herein or in any of the other loan documents shall prove to be false or misleading in any material respect; or

(b)         any report, certificate, financial statement, schedule or other instrument furnished in connection within this Agreement or any of the other Loan Documents or the Obligations shall prove to be false or misleading in any material respect; or

(c)         any default shall be made in the payment of the principal of or interest on the Note, or any portion of them, as and when due and payable, provided however, Borrower shall have Thirty (30) days written notice to cure a default in payment before Lender may enforce its security interest; or

(d)         the insolvency, dissolution, liquidation, suspension of business, or death of any Obligor; or

(e)         the failure of the Borrower to pay its debts generally as they become due, the admission in writing by the Borrower of its inability to pay its debts generally as they come due or the making by the Borrower of a general assignment for the benefit of creditors; or

(f)         the filing of a petition or any other commencement of a proceeding by or against the Borrower, or any Obligor or involving any property or assets of the Borrower, or any Obligor under any provision of any bankruptcy, insolvency, liquidation, reorganization, or similar law or other law providing for relief of debtors or if corporate or partnership action should be taken by the Borrower or any other Obligor for the purpose of effecting any of the foregoing; or

(g)         the application for, consent to, or appointment of a receiver, trustee, liquidator, conservator, or other custodian of the Borrower or any Obligor or any property or assets (including the Collateral) of any Obligor; or

(h)         final judgment or judgments for the payment of money in excess of an aggregate of $10,000 shall be rendered against the Borrower or any Obligor and the same shall remain un-discharged for a period of 30 days during which execution shall not be effectively stayed; or

(i)         any writ of execution, attachment, or garnishment shall be issued against the Borrower or any Obligor.

Section 3.02 Other Rights and Remedies Upon Default. Upon the occurrence of an Event of Default, or at any time thereafter, the whole or any part of the Obligations secured hereby shall become immediately due and payable at the option of the Lender, and the Lender shall have all rights and remedies of a Lender upon default under applicable law and under the terms of this Agreement, all of which shall be cumulative. Without limiting the generality of the foregoing rights and remedies, the Lender may exercise any or all of the following rights, remedies, and powers after default:

(a)         The Lender may require the Borrower or Obligor to assemble the Collateral, or any part thereof, and to make it available to the Lender at any convenient place designated by the Lender;

(b)         The Lender may send any written notice to the Borrower or Obligor required by law or this Agreement in the manner set forth in Section 4.09 of this Agreement and any notice sent by the Lender in such manner at least 10 calendar days (counting the day of sending) prior to the date of a proposed disposition of the Collateral shall be deemed to be reasonable notice thereof; and

(c)         The Lender, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified in subsection (b) above of a proposed disposition of the Collateral) to or upon the Borrower, Obligor or any other Person (all and each of which demands, advertisements, and notices are hereby expressly waived, to the extent permitted by applicable law), may forthwith collect, receive, appropriate, repossess, and realize upon the Collateral or any part thereof, and may forthwith sell, lease, assign, give option, or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange booker’s board or at any of the Lender’s office or elsewhere at such prices as the Lender may deem best for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sales or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption the Borrower hereby releases. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender arising out of the repossession, retention, or sale of the Collateral.

Section 3.03 Repossession of the Collateral; Care and Custody of the Collateral; etc. The Borrower agrees to give the Lender notice in any manner set forth in Section 4.09 below within 24 hours of the date of repossession of the Collateral, or any part thereof, by the Lender as to any other property of the Borrower alleged to have been left on, upon, or in the repossessed Collateral at the time of repossession; and such notice shall be an express condition precedent to any action or suit for loss or damages in connection therewith. The Borrower further agrees that the Lender may hold any such Collateral of the Borrower without liability for a reasonable time after any such notice is received, and that the Lender will have a reasonable time to notify the Borrower as to where the Borrower can collect such Collateral. The Borrower agrees that if the Lender shall repossess the Collateral, or any part thereof, at a time when no Event of Default shall have occurred hereunder, and the repossessed Collateral is thereafter returned to the Borrower, the damages thereon, if any, shall not exceed the fair rental value of the repossessed Collateral for the time it was in the Lender’s possession. The Borrower hereby expressly and irrevocably consents to, and to the extent that the Borrower may lawfully do so, invites the Lender and is agents to come upon any premises on which the Collateral, or any part thereof, is now and hereafter located for any and all purposes related to the Collateral including without limitation repossession of the Collateral, any part thereof. To the extent that the Borrower may lawfully do so, the Borrower further covenants and warrants that (a) any entry by the Lender and its agents upon such premises for the purpose of repossessing the Collateral, or any part thereof, shall not be a trespass upon such premises and (b) any such repossession shall not constitute conversion of the Collateral, or any part thereof. The Borrower further agrees to indemnify and hold the Lender harmless against, and hereby release the Lender from any actions, costs, liabilities, or expenses arising directly, indirectly, or remotely from any attempt to enter such premises and repossess the Collateral, or any part thereof. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such reasonable actions for that purpose as the Borrower shall request in writing, but the Lender shall have sole power to determine whether such actions are reasonable. Any omission to do any act not requested by the Borrower shall not be deemed a failure to exercise reasonable care, and no omission to comply with any request of the Borrower shall of itself deemed a failure to exercise reasonable care. The Borrower shall at all times be responsible for the preservation of the Collateral and shall be liable for any failure to realize upon, or to exercise any right or power with respect to the Collateral, or for any delay in so doing, whether or not the Collateral is in the Borrower’s possession.

Article 4. Miscellaneous

Section 4.01 Lender May Perform. If the Borrower fails to pay or perform any obligation contained herein, the Lender may itself pay or perform, or cause to be paid or performed, such obligation. All amounts expended by the Lender to pay or perform (or cause to be paid or performed) any such obligation shall become a debt due and payable at one, without demand upon or notice to any Person, of the Borrower to the Lender, additional to the Obligations hereby specially secured, and shall be secured hereby, and such amounts shall bear interest until paid at two (2) percentage points (200 basis points) in excess of the prime rate of interest in effect from time to time as announced by the federal reserve board, or the highest rate permitted by law, whichever shall be less.

Section 4.02. Costs. The Borrower shall promptly reimburse the Lender for any and all costs and expenses, including but not limited to, the reasonable fees and disbursements if counsel to the Lender, which the Lender may incur in connection with (a) the enforcement of the rights of the Lender in connection with the Obligations, (b) the protection or perfection of the Lender’s rights and interests hereunder, (c) the exercise by or for the Lender’s rights and interest hereunder, (c) the exercise by or for the Lender of any of the rights or powers herein conferred upon the Lender and (d) the prosecution or defense of any action or proceeding by or against the Lender, the Borrower or any Obligor, or any of them, concerning any matter arising out of connected with or related to this Agreement, or any of the Collateral, or any of the Obligations.

Section 4.03 Application of Proceeds. The net cash proceeds resulting from the exercise of any of the rights and remedies of the Lender under this Agreement, after deducting all charges, expenses, costs and attorneys’ fees (subject to the limitations set forth above) relating thereto, including any and all costs and expenses incurred in securing the possession of Collateral, moving, storing, repairing or finishing the manufacture of Collateral, and preparing the same for sale, shall be applied by the Lender to the payment of the Obligations, whether due or to become due, in such order and is such proportions as the Lender may elect.

Section 4.04 Further Assurances. The Borrower, at Borrower’s expense, shall execute and deliver all such instruments and take all such actions as the Lender may reasonably request from time to time and in order to carry out the intention of this Agreement or to facilitate the performance of the terms hereof. Borrower authorizes Lender at Borrower’s expense to file any financing statement or other instrument as any security interest granted hereby. Borrower hereby irrevocably appoints Lender or any other person whom the Lender may designate as Borrower’s attorney-in-fact to execute, deliver and record any such financing statements or instruments in Borrower’s name, and to indorse and collect any and all checks or other instruments which represent in whole or part proceeds of any Collateral.

Section 4.05 Lender Subject to Leak-Out Agreement on Lender’s “Pubco” Shares. Lender hereby agrees that the shares of Pubco are subject to Rule 144. After the term of the Rule 144 period related to the shares of “Pubco”, as more specifically delineated in the Loan Agreement between the parties of even date herewith, held by Lender, Lender shall not attempt to engage in any sale, transfer or other disposition of Lender’s shares of “Pubco” in any daily transaction(s) for an amount of “Pubco” shares which when aggregated are in excess of ten percent (10%) of the trailing 30-day average daily trading volume of “Pubco” shares. The Lender agrees that any violation of this provision shall be deemed to be an Event of Default by Lender hereunder as well as a breach of the Loan Agreement and shall be enforceable by Cannavoices, Inc. pursuant to all available legal and equitable remedies.

Section 4.06 Severability, etc. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby, and if any or more of such provisions shall be invalid, illegal, or unenforceable in any respect in any one jurisdiction, then, to the full extent permitted by applicable law, the validity, legality, and enforceability of such provisions and of any remaining provisions shall not be affected or impaired thereby in other jurisdictions.

Section 4.07 Non-Waiver. No delay in exercising any right or option given or granted hereto to the Lender shall be construed as a waiver thereof; nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any of her right, power, or privilege. The Lender may permit the Borrower to remedy any default so remedied, and the Lender may waive any default without waiving any other subsequent or prior default by the Borrower.

Section 4.08 Termination. This Agreement shall remain in full force and effect until (a) written termination statements executed by a duly authorized officer of the Lender shall be filed for record in the office or offices in which financing statement(s) should be filed in order to perfect a security interest in the Collateral, and (b) all actions have been completed to release the Lender’s security interest with respect to any vehicles for which a certificate of title is required. The Borrower agrees that the Agreement shall secure all Obligations, whether new existing or hereafter incurred, contracted for or arising. Payment in full of the Obligations outstanding at any one time shall not, in the absence of the execution and recordation of written instruments of termination and release of security interests as aforesaid, terminate this Agreement.

Section 4.09 Notices. Any notice shall be conclusively deemed to have been received by a party hereto and be effective on the day on which delivered by hand or on which sent by telecopy or facsimile transmission to such party at the address set forth below (or at such other address or telecopy or facsimile number as such party shall specify to the other parties in writing), or if sent by overnight courier, on the next Business Day after the day on which sent, or if sent by registered or certified mail, on the third Business Day after the day on which mailed, address to such party at said business:

(a)         if to the Lender, ________________________________________________________________

(b)         if to the Borrower, 2203 N. Lois Avenue-Suite G300, Tampa, FL 33607 Attn: Kevin Gillespie

Section 4.10 Plural and Singular Words. Singular terms shall include the plural as well as the singular and vice versa.

Section 4.11 Survival of Covenants and Successors and Assigns. All covenants and agreements herein made by any party hereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall bind the heirs, personal representatives, executers administrators, successors, and assigns of the undersigned, and every option, right, and privilege herein reserved or secured to the Lender shall inure to the benefit of, and may be exercised by, its successors and assigns.

Section 4.12 Waivers. The Borrower, Kevin Gillespie and Danny Hammett hereby, respectively, waive presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. No of the other Loan Documents, or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

Section 4.13 Captions. The headings and captions in this Agreement are for convenience of reference only and shall in no way restrict or modify any of the terms hereof.

Section 4.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all at which together shall constitute one and the same instrument. Each of the undersigned hereby acknowledges receipt of a duplicate copy of this Agreement.

Section 4.15 Governing Law. This Agreement shall be governed by the laws of the State of Florida.

Section 4.16 Assignment by Lender. This Agreement and the rights hereunder may not be assigned in by Lender without the consent of Borrower.

IN WITNESS WHEREOF, the undersigned has executed this agreement under seal on the day and year first above written:

Cannavoices, Inc.

By:
Kevin Gillespie, its President

Kevin Gillespie, Individually in his capacity as Guarantor

Danny Hammett, Individually in his capacity
as Pledgor

AGREED BY LENDER:

By:

Print Name:	Todd Schweizer, Manager
Hit Sum To Me, LLC